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                                                                  Exhibit 10.1

DOW CORNING LETTERHEAD

March 30, 2004                                                  ACCNO.:  30182

Genencor International, Inc.
925 Page Mill Road
Palo Alto, CA 94304
Attn:  General Counsel

To Whom It May Concern:

This will refer to the Research Agreement between Dow Corning Corporation and Genencor International, Inc. dated October 4, 2001 and the extension dated February 11, 2003, and December 16, 2003, relating to research in the areas of biosensors, bioenergy, biomaterials, bioalkylation, biocatalysis, silicon-based materials, bioseparations and formulations. The present Agreement expires on March 31, 2004.

Assuming Genencor International, Inc. wishes to continue working with Dow Corning Corporation, we propose to extend the term of the above-mentioned Agreement two (2) additional months. The new expiration date will be May 31, 2004. No additional Milestone payments are due from Dow Corning during the time period of this Extension. All other terms and conditions of the Agreement will remain the same.

If the above meets with your approval, please have both copies of this letter signed by an authorized officer of Genencor International, Inc. and return one fully executed original to:

                             Contract Team (CO1232)
                             Dow Corning Corporation
                             Law Department
                             2200 W. Salzburg Road
                             P.O. Box 994
                             Midland, MI 48686-0994

If you have any questions about this proposal please call the Dow Corning contact for this agreement, Dave Cornelius at (989) 496-3265.

Very truly yours,                         ACCEPTED

DOW CORNING CORPORATION                   GENENCOR INTERNATIONAL, INC.

By:    /s/ Gregg A. Zank                  By:    /s/ Michael V. Arbige
       -----------------------                   ---------------------

Name:  Gregg A. Zank                      Name:  Michael V. Arbige
       -----------------------                   -----------------

Title: Executive Director                 Title: Sr. Vice President, Technology
       -----------------------                   ------------------------------

Date:  1, April, 2004                     Date:  4/8/04
       -----------------------                   ------

cc:    David J. Cornelius, Dow Corning (CO43M1)